Form N-SAR, Sub-Item 77C
Submission of matters to a vote of security holders


Nuveen Insured New York
Premium Income Municipal Fund, Inc.

811-3319

A special meeting of shareholders was held in the offices of Nuveen Investments on May 15, 2009, and was subsequently adjourned to June 17, 2009 and additionally adjourned to July 24, 2009; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies.

Voting results for the elimination of and approval of new Fundamental Investment Policies are as follows:
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Common and MuniPreferred shares voting together as a class

MuniPreferred shares voting together as a class

To approve the elimination of the
 fundamental policy relating to
commodities.


   For
              4,243,518
                            1,306
   Against
                 406,299
                               107
   Abstain
                 240,988
                                   4
   Broker Non-Votes
              1,487,858
                                 -
      Total
              6,378,663
                            1,417



To approve the new fundamental
policy relating to commodities.


   For
              4,239,185
                            1,306
   Against
                 408,143
                               107
   Abstain
                 243,477
                                   4
   Broker Non-Votes
              1,487,858
                                 -
      Total
              6,378,663
                            1,417



To approve the elimination of the
 fundamental policies relating to
short sales.


   For
              4,214,202
                            1,306
   Against
                 415,390
                               107
   Abstain
                 261,213
                                   4
   Broker Non-Votes
              1,487,858
                                 -
      Total
              6,378,663
                            1,417



To approve the elimination of the
Fund s fundamental policy
relating to derivatives.


   For
              4,215,858
                            1,306
   Against
                 406,160
                               107
   Abstain
                 268,787
                                   4
   Broker Non-Votes
              1,487,858
                                 -
      Total
              6,378,663
                            1,417



To approve the elimination of the
 fundamental policies prohibiting
investment in other investment
companies.


   For
              4,221,076
                            1,306
   Against
                 423,964
                               107
   Abstain
                 245,764
                                   4
   Broker Non-Votes
              1,487,859
                                 -
      Total
              6,378,663
                            1,417



To approve the elimination of the
 Fund s fundamental policy
relating to  investment in
municipal obligations backed by
 an escrow or trust account.



   For
              4,211,657
                            1,309
   Against
                 412,752
                               104
   Abstain
                 266,396
                                   4
   Broker Non-Votes
              1,487,858
                                 -
      Total
              6,378,663
                            1,417



To approve the elimination of the
Fund s fundamental policy
relating to tax-exempt securities
covered by insurance or backed
by an escrow or trust.


   For
              4,221,137
                            1,309
   Against
                 419,415
                               104
   Abstain
                 250,253
                                   4
   Broker Non-Votes
              1,487,858
                                 -
      Total
              6,378,663
                            1,417



To approve the elimination of the
 Fund s fundamental policy
relating to obtaining policies of
portfolio insurance.


   For
              4,218,668
                            1,309
   Against
                 407,263
                               104
   Abstain
                 264,874
                                   4
   Broker Non-Votes
              1,487,858
                                 -
      Total
              6,378,663
                            1,417



To approve the elimination of the
 Fund s fundamental policy relating to investment in collateralized obligations.


   For
              4,202,568
                            1,306
   Against
                 422,362
                               107
   Abstain
                 265,875
                                   4
   Broker Non-Votes
              1,487,858
                                 -
      Total
              6,378,663
                            1,417



To approve the elimination of the
 Fund s fundamental policy
relating to insured municipal obligations.


   For
              4,208,691
                            1,309
   Against
                 427,945
                               104
   Abstain
                 254,169
                                   4
   Broker Non-Votes
              1,487,858
                                 -
      Total
              6,378,663
                            1,417



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Proxy materials are herein incorporated by reference
to the SEC filing on April 2, 2009, under Conformed Submission Type DEF 14A, accession number 0000950137-09-002531.